 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2012

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                  N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

The Quercus Trust has notified Entech Solar, Inc. (“we”, “us” or the “Company”) that it currently does not intend to invest further capital in the Company. The Quercus Trust is a family trust of which David Gelbaum is trustee, Mr. Gelbaum is the Chief Executive Officer of the Company and Chairman of its Board of Directors.  The Company has been dependent on The Quercus Trust to finance its continued operations since 2008.  We currently have approximately $500,000 cash on hand, and expect to run out of cash during the second quarter of 2012.  We require additional capital in order to continue our operations and currently have no other sources of capital.

The Board of Directors of the Company has also granted to The Quercus Trust a security interest in substantially all of its assets to secure approximately $302,000 invested by The Quercus Trust in promissory notes issued by the Company.  The Quercus Trust has agreed that its security interest in such assets will be subordinated to any future loan to the Company of new funds.

It is very unlikely we will be able to secure additional financing through the sale of our Series G preferred stock (“Series G”) to Socius CG II, Ltd. (“Socius”). Under our amended and restated preferred stock purchase agreement with Socius, if we request Socius to purchase shares of our Series G, Socius has no obligation to purchase such shares if the closing bid price of our common stock on any of the nine (9) trading days following the date of our request is below 75% of the closing bid price of our common stock on the date of our request. Due to the volatility of the trading price of our common stock, it is likely that the closing bid price for our common stock on any of the nine (9) trading days following our request would be below 75% of the closing bid price of our common stock on the date of our request.

The Company continues to seek financing, the sale of assets, or another strategic transaction to maximize value of the Company’s assets, and has had preliminary discussions to sell certain technology, as well as discussions with customers that could result in additional capital to the Company.  However, to date, no such party has proposed to enter into such a transaction with the Company and it is possible that none of these discussions will result in a transaction.

Although we are trying to obtain financing to cover our capital needs, we may not be able to do so. We have tried to obtain alternative financing over the past several years and have not been successful. Obtaining financing now will likely be even more challenging than it has been in the past. For example, the reports of our independent registered public accounting firms for the fiscal years ended December 31, 2010 and December 31, 2009 contained explanatory paragraphs to reflect their significant doubt about our ability to continue as a going concern as a result of our history of losses and our liquidity position. These significant doubts about our ability to continue as a going concern may have created negative reactions to the price of our common stock and led to the Company having even more difficulty obtaining financing. Our inability to obtain additional financing to continue operations would likely result in the Company ceasing operations and filing for bankruptcy. If we file for bankruptcy, you could lose your entire investment.

In light of the Company’s significant cash constraints, the Company has determined that it does not have sufficient capital to continue making periodic reports with the Securities and Exchange Commission (“SEC”).  Accordingly, the Company intends to hereafter cease such reporting. The Company will endeavor to make financial information available periodically to its stockholders on its website at www.entechsolar.com.

FORWARD-LOOKING STATEMENTS

This Report on Form 8-K contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended, which are subject to risks, uncertainties and assumptions that are difficult to predict. All statements in this Report, other than statements of historical fact, are forward-looking statements. These forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements, among other things, concerning our continued efforts to seek financing, a sale of assets, or other strategic transaction to maximize value; preliminary discussions regarding a sale of certain technology and discussions with customers that could result in additional capital to the Company; the potential that we may file for bankruptcy, that we expect to run out of cash during the second quarter, our intention to cease filing reports with the SEC and to make financial information available on our website; and other statements. In some cases, you can identify these statements by forward-looking words, such as “estimate”, “expect”, “anticipate”, “project”, “plan”, “intend”, “believe”, “forecast”, “foresee”, “likely”, “may”, “should”, “goal”, “target”, “might”, “will”, “could”, “predict” and “continue”, the negative or plural of these words and other comparable terminology. Our forward-looking statements are only predictions based on our current expectations and our projections about future events. All forward-looking statements included in this Report on Form 8-K are based upon information available to us as of the date hereof. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason, except as required by law. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include our ability to identify a source of capital for the Company; our ability to find a buyer for certain assets of the Company, or to find another means to maximize shareholder value; the challenges we currently and in the past have faced in raising capital and continuing as a going concern; our history of losses and our expectations that we will continue to incur losses; economic uncertainty and uncertainty in demand for our products; customer acceptance of our products; our ability to obtain necessary certifications and to commercialize our products timely or at all; our ability to sell or license our SolarVolt™ technology; the limited volume in trading of our securities and a potentially illiquid market for any investment in our securities; the risks of investing in a company that, as a result of cash constraints, is unable to comply with its SEC filing requirements and to make available current public information; dilution of your investment due to any potential sales of our securities for capital raising and other purposes; the ability of The Quercus Trust to control our board of directors and the direction of our company, as well as our dependence on The Quercus Trust for capital; our ability to attract and retain experienced personnel, especially in light of our cost-cutting efforts; our ability to protect our intellectual property rights; our ability to meet our customers’ demands for improved and more cost-efficient technology; competition and the fact that many of our competitors have more resources than do we; pressure to reduce our prices; our dependence on key suppliers; warranty and product liability claims; and other risks which are described in our periodic filings with the SEC. You should carefully consider the risks and uncertainties described herein and therein.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Shelley Hollingsworth
Chief Financial Officer

Dated: March 27, 2012